UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SEI DAILY INCOME TRUST
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SEI DAILY INCOME TRUST

One Freedom Valley Drive
Oaks, PA 19456

July 17, 2009

Dear Shareholder:

Enclosed are a Notice, Proxy Statement and proxy card for a special meeting of shareholders (the "Meeting") of the Money Market Fund, the Government Fund, the Government II Fund, the Treasury Fund, the Treasury II Fund and the Prime Obligation Fund (each, a "Fund" and, collectively, the "Funds"), each a series of SEI Daily Income Trust ("SDIT" or the "Trust"). The Meeting is scheduled for September 11, 2009. If you are a shareholder of record of any of the Funds as of the close of business on June 29, 2009, you are entitled to vote at the Meeting, and any adjournment(s) of the Meeting.

At the Meeting you will be asked, with respect to each Fund of which you are a shareholder, to approve an amendment to the investment advisory agreement between SEI Investments Management Corporation ("SIMC" or the "Adviser") and the Trust, on behalf of each of the Funds (the "Proposal"). If approved by shareholders, this Proposal will affect the level of management fees payable by each of the Funds to the Adviser, as described in the accompanying proxy materials. If the Proposal is approved, it is anticipated that the amendment to the investment advisory agreement will become effective promptly upon such approval.

The Board of Trustees of the Trust (the "Board"), including the independent trustees, has approved the amendment to the investment advisory agreement based on a finding that the amendment is in the best interests of each Fund and its shareholders. The Board recommends that you vote FOR the Proposal.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS THE PROPOSAL YOU ARE BEING ASKED TO VOTE ON. PLEASE REFER TO THE PROXY CARD ATTACHED TO THE ACCOMPANYING PROXY STATEMENT FOR DETAILS ON HOW TO VOTE BY TELEPHONE OR ON THE INTERNET. IF YOU ARE UNABLE TO VOTE BY TELEPHONE OR ON THE INTERNET, YOU MAY ALSO MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE ACCOMPANYING PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

Thank you for your attention and consideration of this important proposal and for your investment in the Funds. If you need additional information, please call Shareholder Services at 1-800-DIAL-SEI.

Sincerely,

/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

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IMPORTANT NEWS FOR SHAREHOLDERS OF THE FUNDS

While we encourage you to read the full text of the enclosed Proxy Statement, below is a brief overview of the matter affecting you as a shareholder of one or more of the following series of SEI Daily Income Trust ("SDIT" or the "Trust") that requires your vote: Money Market Fund, Government Fund, Government II Fund, Treasury Fund, Treasury II Fund and Prime Obligation Fund (each, a "Fund" and, collectively, the "Funds").

Q & A: QUESTIONS AND ANSWERS

Q.  What is happening to each Fund's investment advisory agreement?

A.  SEI Investments Management Corporation ("SIMC"), the Funds' investment adviser, has proposed an amendment to each Fund's investment advisory agreement. The proposed amendment would increase the management fee payable by each Fund to SIMC for its investment advisory services.

Q.  Why has SIMC proposed the amendment to each Fund's investment advisory agreement?

A.  SIMC is requesting an increase in its management fee because SIMC believes such an increase is necessary to retain and/or attract qualified sub-advisers. As a "manager of managers," SIMC pays each of the Funds' sub-advisers out of the management fee paid to SIMC by each of the Funds. When compared to data of comparable money market funds, the effective management fee rate currently paid by the Funds is significantly less than the average fee rates paid to managers that provide similar services to comparable money market funds. Although this low fee may be considered beneficial to shareholders at first glance, it is below the rate that SIMC believes will be necessary to compensate qualified money market sub-advisers. Without the proposed increase, SIMC may not be able to retain or attract qualified sub-advisers to manage the Funds' assets, which could negatively affect investment returns, or increase investment risk, to the detriment of shareholders of each Fund.

Q.  What is the current management fee arrangement?

A.  Currently, each Fund pays SIMC an advisory fee at an annual rate of 0.075% on the first $500 million of assets under management and 0.02% on assets under management in excess of $500 million. This fee is calculated based on the combined assets of the Funds. For the fiscal year ended January 31, 2009, each Fund paid management fees to SIMC at an effective annual rate of 0.022% of its average daily net assets.

Q.  What is the proposed management fee?

A.  If shareholders approve the amendment to the investment advisory agreement, each Fund would pay SIMC a management fee at an annual rate of 0.07% of its average daily net assets.

Q.  How would the proposed management fee affect the fees that are paid by shareholders?

A.  The Funds' shareholders pay the Funds' management fees and other operating expenses. For each of the Funds, a voluntary and/or contractual expense limit arrangement is in place that limits the total Fund fees and expenses paid by shareholders. SIMC does not currently intend to change any of these expense limit arrangements. Thus, although the "management fee" component of the total expenses paid by shareholders will increase if the proposed amendment is approved, each Fund's total fees and expenses paid by shareholders will not increase so long as those expense limit arrangements are maintained. This is because SIMC or its affiliates will waive either a portion of the higher management fee or other fees to ensure that the expenses limits are maintained. Although the expense limitations could be changed in the future, there are no current plans to do so.

Q.  How does the proposed management fee compare to fees paid by other comparable money market funds?

A.  If approved by the shareholders, each Fund's new management fee would still be well below the average fee rates paid to managers that provide similar services to comparable money market funds. Based upon data provided by Lipper in December 2008, which was supplied to the Trust's Board of Trustees (the "Board") at the meeting at which the Board approved this Proposal, the average annual management fee rates, as a percentage of average daily net assets, for comparable money market funds, were:

    0.16% for prime money market funds;

    0.14% for government money market funds; and

    0.16% for Treasury money market funds.

According to more recent data provided by Lipper in March 2009, the average annual management fee rates, as a percentage of average daily net assets, for comparable money market funds, were:

    0.17% for prime money market funds;

    0.14% for government money market funds; and

    0.15% for Treasury money market funds.

By comparison, if approved by the shareholders of each Fund, the new management fee rate would be 0.07% of average daily net assets.

SIMC believes that the proposed management fee rate, even though well below the average rates charged by comparable money market funds, would provide SIMC with resources sufficient to attract and retain qualified sub-advisers at competitive fee rates.

Q.  Why am I being asked to vote on the amendment to the investment advisory agreement?

A.  Federal securities laws give shareholders the right to vote on material changes to a Fund's investment advisory agreement.

Q.  Are there any other changes being made to the investment advisory agreement?

A.  No. The only change being proposed is the amendment to the terms of SIMC's compensation.

Q.  What happens if the proposal is not approved?

A.  If the shareholders of a Fund do not approve the proposal, the current investment advisory agreement would remain in place, including the current management fee rate, and, as a result, SIMC may not be able to retain and/or attract qualified sub-advisers to manage the Funds' assets. This could negatively affect investment returns, or increase investment risk, to the detriment of shareholders of the Funds. If the proposal is not approved, the Board will take such further action as it deems to be in the best interests of the Funds' shareholders, which may include the liquidation of one or more of the Funds.

Q.  Why did you send me this booklet?

A.  You are receiving these proxy materials — a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card — because you have the right to vote on the important proposal concerning your investment in the Funds.

Q.  How does the Board recommend that I vote?

A.  The Board, including the Independent Trustees, has approved the amendment to the investment advisory agreement and unanimously recommends that shareholders of each Fund vote in favor of the proposal.

Q.  How do I place my vote and whom do I call for more information?

A.  You may vote your shares by any of the following methods:

  (1) Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

  (2) Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically;

  (3) Regular Mail: If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

  (4) Shareholder Meeting: You may attend the shareholder meeting on September 11, 2009 and vote in person.

  We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs to the Funds. Please refer to the proxy card attached to this Proxy Statement for further instructions on how to vote. Should you require additional information regarding the proxy or replacement proxy cards, please call 1-800-DIAL-SEI.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

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SEI DAILY INCOME TRUST

Government Fund	Prime Obligation Fund

Government II Fund	Treasury Fund

Money Market Fund	Treasury II Fund

One Freedom Valley Drive
Oaks, PA 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
SEPTEMBER 11, 2009

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of the Money Market Fund, the Government Fund, the Government II Fund, the Treasury Fund, the Treasury II Fund and the Prime Obligation Fund (each, a "Fund" and, collectively, the "Funds"), each a series of SEI Daily Income Trust ("SDIT" or the "Trust"), will be held at the offices of SEI Investments Management Corporation ("SIMC" or the "Adviser"), the investment adviser to the Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at 3:00 p.m., Eastern Time, on September 11, 2009 for the following purpose:

1.  With respect to each Fund, to approve an amendment to the investment advisory agreement between SIMC and the Trust, on behalf of the Fund, that would increase the management fee payable by the Fund to SIMC for its investment advisory services (the "Proposal").

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Proposal is discussed in the attached Proxy Statement. The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Shareholders of record at the close of business on June 29, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. At the Meeting, with respect to each Fund, all shareholders of the Fund will vote together on the Proposal as a single class. You are invited to attend the Meeting, but if you cannot do so, please vote by telephone, or by logging on to the Internet to vote electronically. Please refer to the proxy card attached to the enclosed proxy statement for details. If you are unable to vote by telephone, or on the Internet, you may also complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.

By Order of the Board of Trustees

/s/Timothy D. Barto

Vice President and Secretary

Voting is important to ensure a quorum at the Meeting. Please call 1-800-DIAL-SEI for more information or if you have any questions about attending the Meeting in person. Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Trust at the address above a written notice of revocation, by a subsequently executed proxy card or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

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SEI DAILY INCOME TRUST

Government Fund	Prime Obligation Fund

Government II Fund	Treasury Fund

Money Market Fund	Treasury II Fund

One Freedom Valley Drive
Oaks, PA 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 11, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Daily Income Trust ("SDIT" or the "Trust"), on behalf of the Money Market Fund, the Government Fund, the Government II Fund, the Treasury Fund, the Treasury II Fund and the Prime Obligation Fund (each, a "Fund" and, collectively, the "Funds"), to be voted at a special meeting of shareholders of each Fund to be held jointly at the offices of SEI Investments Management Corporation ("SIMC" or the "Adviser"), the investment adviser to the Funds, One Freedom Valley Drive, Oaks, PA 19456, on September 11, 2009 at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). Shareholders of record of each Fund at the close of business on June 29, 2009 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about July 17, 2009.

The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting:

Proposal:  With respect to each Fund, to approve an amendment to the investment advisory agreement between SIMC and the Trust, on behalf of the Fund, that would increase the management fee payable by the Fund to SIMC for its investment advisory services (the "Proposal").

Shareholders of each Fund will vote separately on the Proposal. With respect to each Fund, all shareholders of the Fund will vote together on the Proposal as a single class.

As used in this Proxy Statement, the term "Board" refers to the Board of Trustees of SDIT. The term "Trustee" includes each Trustee of the Board. A Trustee who is an interested person of SDIT, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is referred to in this Proxy Statement as an "Interested Trustee." Trustees who are not interested persons of SDIT are referred to in this Proxy Statement as "Independent Trustees."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement is available at www.proxyvote.com.

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THE PROPOSAL

TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT
BETWEEN SIMC AND THE TRUST, ON BEHALF OF EACH FUND

Summary of the Proposal

Shareholders of each Fund are being asked to approve an amendment to the investment advisory agreement between SIMC and the Trust. The amendment would increase the management fee that each Fund pays to SIMC. SIMC is requesting an increase in its management fee because SIMC believes it is necessary to ensure that SIMC is able to retain and/or attract qualified sub-advisers. As a "manager of managers," SIMC pays each of the Funds' sub-advisers out of the management fee paid to SIMC by each of the Funds. When compared to data of other retail and institutional money market funds with similar investment objectives and strategies to those of the Funds provided by Lipper ("Comparable Money Market Funds"), the effective management fee rate currently paid by the Funds is significantly less than the average fee rates paid to managers that provide similar services to Comparable Money Market Funds. Although this low fee would generally be considered beneficial to shareholders, it is below the rate that SIMC believes will be necessary to compensate qualified money market fund sub-advisers. Without the proposed increase, SIMC may not be able to retain and/or attract qualified sub-advisers to manage the Funds' assets, which could negatively affect investment returns, or increase investment risk, to the detriment of shareholders of each Fund.

The fees that you pay as a shareholder of the Funds include the management fee and other operating expenses. For each of the Funds, a voluntary and/or contractual expense limit arrangement is in place that limits the total Fund fees and expenses paid by shareholders. SIMC does not currently intend to change any of these expense limit arrangements. Thus, although the "management fee" component of the total expenses paid by shareholders will increase if the proposed amendment is approved, each Fund's total fees and expenses paid by shareholders will not increase so long as those expense limit arrangements are maintained. This is because SIMC or its affiliates will waive either a portion of the higher management fee or other fees to ensure that the expense limits are maintained. Although the expense limitations could be changed in the future, there are no current plans to do so.

As discussed in more detail below, the proposed increase in the management fee would ensure that the management fee is high enough to enable SIMC to retain and/or attract highly qualified sub-advisers. If shareholders approve the Proposal, each Fund's new management fee would still be well below the average fee rates paid to managers that provide similar services to Comparable Money Market Funds.

The Board, including the Independent Trustees, has approved the amendment to the investment advisory agreement and unanimously recommends that shareholders of each Fund vote in favor of the Proposal.

Reasons for the Proposal

SIMC serves as the investment adviser to each Fund pursuant to an investment advisory agreement with SDIT dated March 17, 2003 and amended November 1, 2004 (the "Current Agreement"). Each Fund operates in what is commonly referred to as a "manager of managers" structure pursuant to the terms of an order received by SIMC and the Trust on April 29, 1996 from the Securities and Exchange Commission (the "SEC"), which allows SIMC to implement new sub-advisory contracts and make material changes to existing sub-advisory contracts with the approval of the Board, but without shareholder approval (the "Order").

SIMC presently employs a sub-adviser (and may retain additional or replacement sub-advisers in the future) to make the day-to-day investment decisions for the Funds and to continuously review, supervise and administer each Fund's investment program. SIMC oversees the sub-adviser to ensure compliance with the Funds' investment policies and guidelines and monitors the sub-adviser's adherence to its investment style. SIMC receives, for its services, a management fee from each Fund and pays the sub-adviser out of that fee. As typical in a "manager of managers" structure, the management fee paid to SIMC is set higher than the sub-advisory fee because SIMC compensates the sub-adviser out of the fee it receives from the Funds and also performs additional services for each Fund.

Consistent with its duties as a "manager of managers," SIMC periodically reviews the market for money market fund sub-advisers and recently conducted routine due diligence on sub-advisory fee arrangements. SIMC's due diligence revealed that qualified sub-advisers meeting SIMC's guidelines are paid sub-advisory fees that are higher than the management fee each Fund currently pays to SIMC for its investment advisory services. Further, there is the potential in the current market environment that the cost of qualified sub-advisers may continue to increase in the foreseeable future. Because SIMC pays sub-advisers out of the management fees it receives from the Funds, SIMC would not have the resources or flexibility necessary to retain and/or attract highly qualified sub-advisers because it could not offer these sub-advisers competitive fee rates. SIMC believes that this lack of flexibility could negatively affect investment returns, or increase investment risk, to the detriment of shareholders of each Fund.

In light of the foregoing, SIMC requested an amendment to the Current Agreement providing for an increase in the management fee payable by each Fund to provide SIMC with additional resources required to cover these rising costs of sub-advisory services.

Specifically, SIMC has proposed, and the Board has approved, subject to shareholder approval, an amendment to the Current Agreement that provides for a flat management fee rate for each Fund of 0.07% of the average daily net assets of the Fund (the "Amended Agreement"). Under the Current Agreement, the management fee for each Fund is paid at the following annual rate: 0.075% on the first $500 million of assets and 0.02% on assets in excess of $500 million. Unlike the flat management fee proposed under the Amended Agreement, the management fee under the Current Agreement includes a breakpoint, which effectively reduces the management fee as assets increase beyond $500 million. Further, when calculating a Fund's management fee under the Current Agreement, the amount of the Fund's assets is aggregated with the amount of assets of each of the other Funds when applying the breakpoint in the management fee. Based on this calculation, for the fiscal year ended January 31, 2009, each Fund paid management fees at an effective annual rate of 0.022% of its average daily net assets. As discussed below, this fee is significantly less than the average fee rates for Comparable Money Market Funds.

At meetings held on March 24 - 26, 2009, the Board reviewed the data regarding the Comparable Money Market Funds. This data reflected an average annual management fee rate, as a percentage of average daily net assets, of: 0.16% for comparable prime money market funds (the Money Market and Prime Obligation Funds are considered "prime money market funds"); 0.14% for comparable government money market funds (the Government and Government II Funds are considered "government money market funds"); and 0.16% for comparable Treasury money market funds (the Treasury and Treasury II Funds are considered "Treasury money market funds"). Since the March 24-26 meetings, additional data regarding the Comparable Money Market Funds has become available from Lipper, which reflected an average annual management fee rate, as a percentage of average daily net assets, of: 0.17% for comparable prime money market funds; 0.14% for comparable government money market funds; and 0.15% for comparable Treasury money market funds. By comparison, if approved by shareholders of each Fund, the Amended Agreement would provide for a management fee rate of 0.07% of average daily net assets. Thus, even with the proposed increase, the management fee rate paid to SIMC by each of the Funds would still be well below those paid by Comparable Money Market Funds. SIMC believes that the proposed management fee rate, even though well below the average fee rates charged by Comparable Money Market Funds, would provide SIMC with resources sufficient to retain and/or attract qualified sub-advisers at competitive fee rates.

Description of the Current and Amended Agreements

The Current and Amended Agreements are identical except for Schedules A and B of the Agreements, which include differences in the date of execution, date of effectiveness and the fee rates payable to SIMC. A form of the proposed Amended Agreement is included as Appendix A to this Proxy Statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Appendix A. Additional information about SIMC, including the principal executive officers and directors of SIMC, and another investment company advised by SIMC with similar investment objectives as those of the Funds, is provided later in this Proxy Statement under "Additional Information about the Adviser."

The Current Agreement with respect to each Fund was most recently renewed by the Board at a meeting held on March 25, 2009. The Current Agreement was approved by shareholders of each Fund on December 5, 2002 at a special meeting of shareholders of each Fund called for the purpose of approving the Current Agreement and authorizing the Funds to implement a "manager of managers" arrangement pursuant to the terms of the Order received from the SEC.

Duties under the Current and Amended Agreements. Under both the Current and Amended Agreements, subject to the control of the Trustees, and at its own expense, the Adviser is authorized to manage the investment and reinvestment of the assets of the Funds or to hire one or more sub-advisers to carry out the investment program of the Funds. The Adviser continuously reviews, supervises and administers the investment program of the Funds. The Adviser provides the Trust's administrator and the Trust with records concerning the Adviser's activities, which the Trust is required to maintain, and makes regular reports to the administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of its responsibilities.

Duration and Termination. Like the Current Agreement, the Amended Agreement will continue to run for annual terms for the same period as it has historically with respect to each Fund, so long as such continuance is specifically approved at least annually: (i) by the vote of a majority of those Trustees of the Trust who are not parties to the Amended Agreement or "interested persons," as that term is defined in Section 2(a)(19) of the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund.

Like the Current Agreement, the Amended Agreement, with respect to each Fund, would terminate automatically upon its assignment. Additionally, like the Current Agreement, the Amended Agreement, with respect to each Fund, is terminable (i) at any time without penalty on not less than thirty (30) days' and not more than sixty (60) days' written notice to the Adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities or (ii) by the Adviser at any time without the payment of any penalty on ninety (90) days' written notice to the Trust.

Limitation on Liability. Like the Current Agreement, the Amended Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Amended Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

Compensation. Under the Amended Agreement, SIMC would receive a flat management fee from each Fund that is calculated daily and paid monthly at an annual rate of 0.07% of the average daily net assets of each Fund. Under the Current Agreement, the management fee for each Fund is paid at the following annual rate: 0.075% on the first $500 million of assets and 0.02% on assets in excess of $500 million. Unlike the flat management fee proposed under the Amended Agreement, the management fee under the Current Agreement includes a breakpoint, which effectively reduces the management fee as assets increase beyond $500 million. Further, when calculating a Fund's management fee under the Current Agreement, the amount of the Fund's assets is aggregated with the amount of assets of each of the other Funds when applying the breakpoint in the management fee. Based on this calculation, for the fiscal year ended January 31, 2009, each Fund paid management fees at an effective annual rate of 0.022% of its average daily net assets under the Current Agreement.

The proposed new management fee for each Fund is an annual flat rate of 0.07% of the average daily net assets of each Fund, whereas the current management fee rate for each Fund is subject to a breakpoint which provides for a reduction in the rate of the management fee payable by each Fund when the aggregate amount of all of the Funds' assets exceeds $500 million. Therefore, under the Amended Agreement, the management fee rate paid by each Fund will not decrease as assets in the Funds grow. Furthermore, depending on the sub-advisory fees paid by the Adviser, the Adviser may retain a greater amount of the management fee under the Amended Agreement than it currently retains under the Current Agreement. However, as set forth in more detail below, this would be offset by any expense limitation arrangements maintained by SIMC or its affiliates that limit the amount of fees and expenses of the Funds that are paid by shareholders.

The table below shows, for the fiscal year ended January 31, 2009, the dollar amount of management fees paid by each Fund to SIMC under the Current Agreement, the dollar amount of management fees that would have been paid by each Fund to SIMC had the Amended Agreement been in effect during that fiscal year, excluding any fee waivers, and the percentage difference:

Fund Name	Current Agreement (000)	Amended Agreement (000)	Percentage Difference
Money Market Fund	$189	$590	212%
Government Fund	$404	$1,262	212%
Government II Fund	$371	$1,159	212%
Treasury Fund	$317	$990	212%
Treasury II Fund	$191	$596	213%
Prime Obligation Fund	$1,158	$3,618	213%

Expense Limitation Arrangements. Each Fund is currently subject to expense limitation arrangements that limit the total level of Fund fees and expenses paid by Fund shareholders (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business, such as a Fund's participation in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Treasury Guarantee Program")). These expense limitation arrangements fall into two categories: contractual and voluntary.

The contractual expense limitation arrangements are set forth in an agreement (the "Expense Limitation Agreement") between the Funds and SEI Investments Global Fund Services, an affiliate of SIMC that serves as administrator to the Funds (the "Administrator"). The Expense Limitation Agreement is attached hereto as Appendix B. This agreement automatically renews for annual terms ending on January 31 of each year, and may be amended or terminated solely with the consent of the Trustees. Neither SIMC nor the Administrator has requested any change to the Expense Limitation Agreement.

The voluntary expense limitation arrangements reflect SIMC or its affiliates' voluntary decision to waive Fund fees and expenses to maintain a competitive expense ratio. Because these limitations are voluntary, they may be changed at any time by SIMC or its affiliates without requiring the consent of the Trustees. Although these voluntary expense limitation arrangements may be changed at any time, SIMC and its affiliates currently have no intention to do so. SIMC's proposed management fee increase is not tied to any plan to adjust these voluntary expense limitation arrangements in the future. In fact, if increasing revenues were the goal of SIMC and its affiliates, they could have adjusted the voluntary expense limitation arrangements without seeking shareholder approval of the management fee increase.

To assist shareholders in understanding each Fund's expense limitation arrangements, the following table summarizes, by Fund and share class: (i) the current contractual expense limitation level, if any, and (ii) the current voluntary expense limitation level, if any. As noted above, there are no current plans to change these expense limit arrangements, even if the proposed management fee increase is approved.

If a class of shares of a Fund is subject to a contractual expense limitation arrangement, this means that the Administrator is contractually obligated under the Expense Limitation Agreement (discussed above) to limit the amount of the class's fees and expenses that are paid by shareholders to the amount listed in the table below. If a class of shares of a Fund is subject to a voluntary expense limitation arrangement, this means that SIMC or its affiliates have made a voluntary decision to limit the amount of the class's fees and expenses that are paid by shareholders to the amount listed in the table below. If a class of shares of a Fund is subject to both a contractual and a voluntary expense limitation arrangement and the voluntary expense limit is lower than the contractual expense limit, the amount of the class's fees and expenses that are paid by shareholders will be voluntarily limited to the lower voluntary expense limit. Please note that SIMC or its affiliates can change the voluntary expense limits set forth in the table below at any time, although SIMC and its affiliates currently have no intention to do so.

Fund/Class	Current Contractual Expense Limitation Level	Current Voluntary Expense Limitation Level
Prime Obligation Fund
Class A	0.20%	—
Class B	0.50%	—
Class C	0.70%	—
Class H	—	0.64%
Sweep Class	—	0.95%
Money Market Fund
Class A	—	0.18%
Class B	—	0.48%
Class C	—	0.68%
Sweep Class	—	0.93%
Government Fund
Class A	0.25%	0.20%
Class B	0.55%	0.50%
Class C	0.75%	0.70%
Sweep Class	—	0.95%
Government II Fund
Class A	0.20%	—
Class B	0.50%	—
Class C	0.70%	—

Fund/Class	Current Contractual Expense Limitation Level		Current Voluntary Expense Limitation Level
Treasury Fund
Class A	0.20	%*	—
Class B	0.50	%*	—
Class C	0.70	%*	—
Sweep Class	—		0.95	%*
Treasury II Fund
Class A	0.20	%*	—
Class B	0.50	%*	—
Class C	0.70	%*	—

*  During the most recently completed and current fiscal years, additional fees have been voluntarily waived in most classes of the Treasury and Treasury II Funds in response to declining interest rates and historically low yields on U.S. Treasury securities. After these additional waivers, the expenses for Treasury Fund for the most recently completed fiscal year were as follows: Class A: 0.19%; Class B: 0.40%; Class C: 0.53%; Sweep Class: 0.61%. The expenses for Treasury II Fund for the most recently completed fiscal year were as follows: Class A: 0.20%; Class B: 0.39%; Class C: 0.47%. As the interest and yield environment improves, SIMC and its affiliates intend to cease these additional voluntary waivers and revert back to the voluntary and contractual limits set forth in the table above.

Information on Fund Fees and Expenses

For each Fund, two types of tables are set forth below: a fee table and an expense example. These tables will help you understand the impact of the Proposal on each Fund's total operating expenses.

The fee table compares each Fund's expenses for the fiscal year ended January 31, 2009 to the Fund's pro forma expenses, assuming the Proposal had been approved by the Fund's shareholders at the beginning of that fiscal year. As noted above, although the fee tables show an increase in the management fee from 0.02% to 0.07%, certain of the Adviser's affiliates have agreed to limit the total operating expenses of each Fund as described both above and in the notes to the fee tables. The Adviser's affiliates currently have no intention to eliminate or modify the current expense limit arrangements. The Pro Forma Expenses show what the Fund's expenses would have been for the prior fiscal year if the Proposal had been in effect, including the current expense limit arrangements.

The expense examples show the cost of investing in the Funds. These examples can help you to compare the cost of investing in the Funds to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the periods shown and then redeem all of your shares at the end of those periods. The examples also assume that you earn a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated below throughout the period of your investment. The expenses shown for the first year reflect, if applicable, the effect of expense limitation arrangements contractually agreed to by the Adviser's affiliates. Your actual costs may be higher or lower. The examples are for comparative purposes only and do not represent a Fund's actual or future expenses or performance.

SDIT Money Market Fund

	Class A		Class B		Class C		Sweep Class
	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses
Management Fees	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%
Distribution (12b-1) Fees	None	None	None	None	None	None	0.50%	0.50%
Other Expenses	0.62%	0.62%	0.68%	0.68%	0.87%	0.87%	0.62%	0.62%
Total Annual Fund Operating Expenses	0.64%[1]	0.69%[2]	0.70%[1]	0.75%[2]	0.89%[1]	0.94%[2]	1.14%[1]	1.19%[2]

1  Actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund's administrator and the Fund's distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at the following levels: Class A: 0.18%; Class B: 0.48%; Class C: 0.68%; Sweep Class: 0.93%. The Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. Due to the extraordinary costs of participating in the Treasury Guarantee Program, which were not subject to the expense limitation, actual total annual fund operating expenses were as follows: Class A: 0.20%; Class B: 0.50%; Class C: 0.70%; Sweep Class: 0.95%.

2  Neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its voluntary fee waiver. Therefore, if the Proposal had been in effect during the last fiscal year, actual total annual fund operating expenses, including the cost of participating in the Treasury Guarantee Program, would have been as follows: Class A: 0.20%; Class B: 0.50%; Class C: 0.70%; Sweep Class: 0.95%.

Example

	1 Year	3 Years	5 Years	10 Years
SDIT Money Market Fund (Current Expenses)
Class A	$65	$205	$357	$798
Class B	$72	$224	$390	$871
Class C	$91	$284	$493	$1,096
Sweep Class	$116	$362	$628	$1,386
SDIT Money Market Fund (Pro Forma Expenses)
Class A	$70	$221	$384	$859
Class B	$77	$240	$417	$930
Class C	$96	$300	$520	$1,155
Sweep Class	$121	$378	$654	$1,443

SDIT Government Fund

	Class A		Class B		Class C		Sweep Class
	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses
Management Fees	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%
Distribution (12b-1) Fees	None	None	None	None	None	None	0.50%	0.50%
Other Expenses	0.52%	0.52%	0.58%	0.58%	0.77%	0.77%	0.52%	0.52%
Total Annual Fund Operating Expenses	0.54%	0.59%	0.60%	0.65%	0.79%	0.84%	1.04%[2]	1.09%[3]
Less Fee Waivers and Expense Reimbursements	0.29%	0.34%	0.05%	0.10%	0.04%	0.09%	—	—
Net Expenses[1]	0.25%[2]	0.25%[3]	0.55%[2]	0.55%[3]	0.75%[2]	0.75%[3]	—	—

1  The Fund's administrator and the Fund's distributor have contractually agreed to waive fees for a period of one year and to reimburse expenses in order to keep total annual fund operating expenses from exceeding the following levels: Class A: 0.25%; Class B: 0.55%; Class C: 0.75%. Neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its agreement to waive fees and reimburse expenses.

2  In addition, actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund's administrator and the Fund's distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at the following levels: Class A: 0.20%; Class B: 0.50%; Class C: 0.70%; Sweep Class: 0.95%. The Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. Due to the extraordinary costs of participating in the Treasury Guarantee Program, which were not subject to the expense limitation, actual total annual fund operating expenses were as follows: Class A: 0.22%; Class B: 0.52%; Class C: 0.71%; Sweep Class: 0.96%.

3  Neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its voluntary fee waiver. Therefore, if the Proposal had been in effect during the last fiscal year, actual total annual fund operating expenses, including the cost of participating in the Treasury Guarantee Program, would have been as follows: Class A: 0.22%; Class B: 0.52%; Class C: 0.71%; Sweep Class: 0.96%.

Example

	1 Year	3 Years	5 Years	10 Years
SDIT Government Fund (Current Expenses)
Class A	$26	$144	$273	$649
Class B	$56	$187	$330	$745
Class C	$77	$248	$435	$974
Sweep Class	$106	$331	$574	$1,271
SDIT Government Fund (Pro Forma Expenses)
Class A	$26	$155	$295	$705
Class B	$56	$198	$352	$801
Class C	$77	$259	$457	$1,029
Sweep Class	$111	$347	$601	$1,329

SDIT Government II Fund

	Class A		Class B		Class C
	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses
Management Fees	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%
Distribution (12b-1) Fees	None	None	None	None	None	None
Other Expenses	0.49%	0.49%	0.53%	0.53%	0.72%	0.72%
Total Annual Fund Operating Expenses	0.51%	0.56%	0.55%	0.60%	0.74%	0.79%
Less Fee Waivers and Expense Reimbursements	0.30%	0.35%	0.04%	0.09%	0.04%	0.09%
Net Expenses[1]	0.21%	0.21%	0.51%	0.51%	0.70%	0.70%

1  The Fund's administrator and the Fund's distributor have contractually agreed to waive fees for a period of one year and to reimburse expenses in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding the following levels: Class A: 0.20%; Class B: 0.50%; Class C: 0.70%. Neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its agreement to waive fees and reimburse expenses.

Example

	1 Year	3 Years	5 Years	10 Years
SDIT Government II Fund (Current Expenses)
Class A	$22	$133	$255	$612
Class B	$52	$172	$303	$685
Class C	$72	$233	$408	$915
SDIT Government II Fund (Pro Forma Expenses)
Class A	$22	$144	$278	$668
Class B	$52	$183	$326	$741
Class C	$72	$243	$430	$970

SDIT Treasury Fund

	Class A		Class B		Class C		Sweep Class
	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses
Management Fees	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%
Distribution (12b-1) Fees	None	None	None	None	None	None	0.50%	0.50%
Other Expenses	0.53%	0.53%	0.57%	0.57%	0.78%	0.78%	0.53%	0.53%
Total Annual Fund Operating Expenses	0.55%	0.60%	0.59%	0.64%	0.80%	0.85%	1.05%[2]	1.10%[4]
Less Fee Waivers and Expense Reimbursements	0.35%	0.40%	0.09%	0.14%	0.10%	0.15%	—	—
Net Expenses[1]	0.20%[3]	0.20%[4]	0.50%[3]	0.50%[4]	0.70%[3]	0.70%[4]	—	—

1  The Fund's administrator and the Fund's distributor have contractually agreed to waive fees for a period of one year and to reimburse expenses in order to keep total annual fund operating expenses from exceeding the following levels: Class A: 0.20%; Class B: 0.50%; Class C: 0.70%. Neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its agreement to waive fees and reimburse expenses.

2  During the most recently completed fiscal year, the Fund's administrator and the Fund's distributor voluntarily waived a portion of their fees in order to keep the Sweep Class shares' total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at 0.95%. In addition, during the most recently completed and current fiscal years, SIMC and its affiliates voluntarily waived additional fees of the Sweep Class shares in response to declining interest rates and historically low yields on U.S. Treasury securities (the "Additional Voluntary Waivers"). As a result of the application of these two voluntary waivers, the actual total annual fund operating expenses for the Sweep Class shares for the most recent fiscal year were 0.61%. As the interest and yield environment improves, SIMC and its affiliates intend to cease the Additional Voluntary Waivers and revert back to the Fund's administrator and the Fund's distributor's voluntary agreement to limit the Sweep Class shares' total annual fund operating expenses to 0.95%. The Fund's administrator and/or the Fund's distributor may discontinue all or part of this waiver at any time, although neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify this voluntary agreement.

3  During the most recently completed and current fiscal years, additional fees have been voluntarily waived in response to declining interest rates and historically low yields on U.S. Treasury securities. With these additional voluntary fee waivers, the actual total annual fund operating expenses of Class A, Class B and Class C shares were as follows: Class A: 0.19%; Class B: 0.40%; Class C: 0.53%. As the interest and yield environment improves, SIMC and its affiliates intend to cease these additional voluntary waivers and revert back to the contractual limits set forth in footnote 1 above.

4  Except as discussed in footnotes 2 and 3 above, neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its contractual and voluntary agreements to waive fees and reimburse expenses. Therefore, if the Proposal had been in effect during the last fiscal year, after reflecting the additional waivers made in response to declining interest rates and low yields, actual total annual fund operating expenses would have been as follows: Class A: 0.19%; Class B: 0.40%; Class C: 0.53%; Sweep Class: 0.61%.

Example

	1 Year	3 Years	5 Years	10 Years
SDIT Treasury Fund (Current Expenses)
Class A	$20	$141	$272	$656
Class B	$51	$180	$320	$729
Class C	$72	$245	$434	$980
Sweep Class	$107	$334	$579	$1,283
SDIT Treasury Fund (Pro Forma Expenses)
Class A	$20	$152	$295	$712
Class B	$51	$191	$343	$785
Class C	$72	$256	$457	$1,035
Sweep Class	$112	$350	$606	$1,340

SDIT Treasury II Fund

	Class A		Class B		Class C
	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses
Management Fees	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%
Distribution (12b-1) Fees	None	None	None	None	None	None
Other Expenses	0.52%	0.52%	0.57%	0.57%	0.77%	0.77%
Total Annual Fund Operating Expenses	0.54%	0.59%	0.59%	0.64%	0.79%	0.84%
Less Fee Waivers and Expense Reimbursements	0.34%	0.39%	0.09%	0.14%	0.09%	0.14%
Net Expenses[1]	0.20%[2]	0.20%[3]	0.50%[2]	0.50%[3]	0.70%[2]	0.70%[3]

1  The Fund's administrator and the Fund's distributor have contractually agreed to waive fees for a period of one year and to reimburse expenses in order to keep total annual fund operating expenses from exceeding the following levels: Class A: 0.20%; Class B: 0.50%; Class C: 0.70%. Neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its agreement to waive fees and reimburse expenses.

2  During the most recently completed and current fiscal years, additional fees were voluntarily waived in response to declining interest rates and historically low yields on U.S. Treasury securities. With these additional voluntary fee waivers, the Fund's actual total annual fund operating expenses were as follows: Class A: 0.20%; Class B: 0.39%; Class C: 0.47%. As the interest and yield environment improves, SIMC and its affiliates intend to cease these additional voluntary waivers and revert back to the contractual limits set forth in footnote 1 above.

3  Neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its agreement to waive fees and reimburse expenses. Therefore, if the Proposal had been in effect during the last fiscal year, after reflecting the additional voluntary waivers made in response to declining interest rates and low yields, actual total annual fund operating expenses would have been as follows: Class A: 0.20%; Class B: 0.39%; Class C: 0.47%.

Example

	1 Year	3 Years	5 Years	10 Years
SDIT Treasury II Fund (Current Expenses)
Class A	$20	$139	$268	$644
Class B	$51	$180	$320	$729
Class C	$72	$243	$430	$970
SDIT Treasury II Fund (Pro Forma Expenses)
Class A	$20	$150	$290	$701
Class B	$51	$191	$343	$785
Class C	$72	$254	$452	$1,024

SDIT Prime Obligation Fund

	Class A		Class B		Class C		Class H		Sweep Class
	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses	Current Expenses	Pro Forma Expenses
Management Fees	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%	0.02%	0.07%
Distribution (12b-1) Fees	None	None	None	None	None	None	None	None	0.50%	0.50%
Other Expenses	0.50%	0.50%	0.54%	0.54%	0.74%	0.74%	0.65%	0.65%	0.48%	0.48%
Total Annual Fund Operating Expenses	0.52%	0.57%	0.56%	0.61%	0.76%	0.81%	0.67%[2]	0.72%[3]	1.00%[2]	1.05%[3]
Less Fee Waivers and Expense Reimbursements	0.30%	0.35%	0.05%	0.10%	0.05%	0.10%	—	—	—	—
Net Expenses[1]	0.22%	0.22%	0.51%	0.51%	0.71%	0.71%	—	—	—	—

1  The Fund's administrator and the Fund's distributor have contractually agreed to waive fees for a period of one year and to reimburse expenses in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding the following levels: Class A: 0.20%; Class B: 0.50%; Class C: 0.70%. Neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its agreement to waive fees and reimburse expenses.

2  Actual total annual fund operating expenses for Class H shares and Sweep Class shares for the most recent fiscal year were less than the amount shown above because the Fund's administrator and the Fund's distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the actual total annual fund operating expenses for Class H shares and Sweep Class shares were as follows: Class H: 0.64%; Sweep Class: 0.95%.

3  Neither the Fund's administrator nor the Fund's distributor has any current intention to eliminate or modify its voluntary fee waiver. Therefore, if the Proposal had been in effect during the last fiscal year, actual total annual fund operating expenses would have been as follows: Class H: 0.64%; Sweep Class: 0.95%.

Example

	1 Year	3 Years	5 Years	10 Years
SDIT Prime Obligation Fund (Current Expenses)
Class A	$23	$136	$261	$624
Class B	$52	$174	$308	$697
Class C	$73	$238	$417	$938
Class H	$68	$214	$373	$835
Sweep Class	$102	$318	$552	$1,225

	1 Year	3 Years	5 Years	10 Years
SDIT Prime Obligation Fund (Pro Forma Expenses)
Class A	$23	$147	$283	$680
Class B	$52	$185	$330	$753
Class C	$73	$249	$440	$992
Class H	$74	$230	$401	$894
Sweep Class	$107	$334	$579	$1,283

Matters Considered by the Board

At meetings held on March 24 - 26, 2009 (the "Board Meeting"), the Board, including the Independent Trustees, considered and unanimously approved the Amended Agreement, which provides for an increase in the management fee rate paid by each Fund to SIMC.

In considering whether to approve the Amended Agreement, the Board considered and discussed a substantial amount of information and analysis provided by SIMC. SIMC explained the specific reasons for its recommendation. SIMC also explained that the Proposal would need to be approved by each Fund's shareholders, which would involve the preparation and delivery of a proxy statement, a proxy solicitation and a special shareholders' meeting, and requested that each Fund bear its pro-rata share of the expenses associated with these activities. The Board also considered detailed information regarding fees and expenses of other Comparable Money Market Funds. The Board had the opportunity to request additional information in connection with its considerations and to discuss this information with SIMC personnel, including representatives from the legal, compliance and finance departments, and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the Proposal.

At the Board Meeting, the Independent Trustees discussed the Proposal in detail during a private session with their independent legal counsel at which no representatives of SIMC were present. During the Board Meeting, the Board, including the Independent Trustees, also considered and renewed the Current Agreement and determined that the basis for the renewal of the Current Agreement would remain the basis for the Board's approval of the Amended Agreement, subject to the new consideration of the proposed higher management fee rate.

In connection with the renewal of the Current Agreement, the Board considered the following factors, which, as noted above, also served as the basis for the approval of the Amended Agreement, which is discussed more fully below:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's personnel, experience, track record and compliance program. The Trustees found the level of SIMC's professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds supported renewal of the Current Agreement.

Fund Performance. The Board considered each Fund's performance in determining whether to renew the Current Agreement. Specifically, the Trustees considered the Funds' performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Current Agreement.

Fund Expenses. With respect to the Funds' expenses under the Current Agreement, the Trustees considered the rate of compensation called for by the Current Agreement and the Funds' net operating expense ratios in comparison to those of other Comparable Money Market Funds. The Trustees also considered information about average expense ratios of Comparable Money Market Funds. The Trustees further considered the fact that the comparative fee analysis showed that each Fund's fees were below average. Finally, the Trustees considered the effects of expense limitation arrangements to prevent each Fund's total operating expenses from exceeding a specified cap and that SIMC's affiliates, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Current Agreement.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Current Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and its affiliates. The Trustees found that profitability was reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Current Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefits from economies of scale.

In reaching its determination regarding the Amended Agreement, the Board, including the Independent Trustees, considered all factors they believed relevant, including the factors discussed above with respect to the Current Agreement and the additional factors discussed below specifically relating to the Amended Agreement. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Trustees considered the following information when evaluating the Amended Agreement:

(a)  The management fee schedule under the Current Agreement and the current effective management fee rate for each Fund, which is significantly less than the average for Comparable Money Market Funds, as compared to the proposed management fee rate for each Fund under the Amended Agreement, which would remain well below the average for Comparable Money Market Funds;

(b)  The structure of the management fee under the Current Agreement, which provides for a breakpoint based on the combined assets of all the Funds, as compared to the structure of the management fee under the Amended Agreement, which is proposed to be a flat rate based on the assets of each Fund;

(c)  The reasons for the proposed increase in the management fee rate for each Fund, specifically that the cost of sub-advisory services has risen over time, the management fee rate currently being paid to SIMC by each Fund is less than the fee rate that SIMC expects sub-advisers will demand as a sub-advisory fee in the current market and in the future, and the proposed increase will provide SIMC with the resources and flexibility necessary to retain and/or attract highly qualified sub-advisers at competitive fee rates;

(d)  Each Fund's total operating expenses will not immediately increase as a result of the proposed increase in the management fee rate because the Adviser and/or its affiliates have agreed to limit the Fund's total operating expenses and have no current intention of modifying or eliminating these arrangements; and

(e)  In light of the expense limitation arrangements in place for the Funds and the rising costs of sub-advisory services and other expenses associated with operating money market funds, net revenues to SIMC and its affiliates are expected to decrease in the foreseeable future notwithstanding the proposed increase in each Fund's management fee rate.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved both the renewal of the Current Agreement and the Amended Agreement. The Board concluded, in the exercise of its reasonable judgment, that the proposed management fee rate under the Amended Agreement is fair and reasonable in relation to the services expected to be provided to each Fund and that approval of the Amended Agreement would be in the best interests of each Fund and its shareholders.

If the Proposal is approved by shareholders, it is anticipated that the Amended Agreement will take effect promptly after such approval.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE PROPOSAL.

ADDITIONAL INFORMATION ABOUT THE ADVISER

SIMC serves as the investment adviser to the Funds pursuant to the Current Agreement. SIMC is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of SEI Investments Company ("SEI"). The principal executive offices of SIMC and SEI are One Freedom Valley Drive, Oaks, PA 19456. As of March 31, 2009, SIMC had more than $77.6 billion in assets under management in over 10,000 accounts, both discretionary and non-discretionary.

SIMC serves as investment adviser to another fund with investment objectives similar to those of the Funds. The following table describes the size of that fund as well as the management fee paid by that fund to SIMC under its investment advisory agreement with SIMC:

Name of Fund	Size of Fund (as of June 29, 2009)	Contractual Rate of Compensation
SEI Liquid Asset Trust — Prime Obligation Fund	$1,291,316,715	0.05%

The following table identifies the name, title, and principal occupation of the principal executive officers and each member of the Board of Directors of SIMC:

Name	Title	Principal Occupation
Kevin P. Barr	Director and President of SIMC	Executive Vice President of SEI

Edward D. Loughlin	Director and Senior Vice President	Executive Vice President of SEI

of SIMC

N. Jeffrey Klauder	Director, Senior Vice President and	Executive Vice President, Chief

	Assistant Secretary of SIMC	Compliance Officer and Assistant

Secretary of SEI

Wayne M. Withrow	Director and Senior Vice President	Executive Vice President of SEI

of SIMC

Joseph P. Ujobai	Director and Senior Vice President	Executive Vice President of SEI

of SIMC

The address for each of the persons identified above is One Freedom Valley Drive, Oaks, PA 19456.

Timothy D. Barto, Vice President and Secretary of the Trust, serves as general counsel of SIMC. Robert A. Nesher and William Doran, each an Interested Trustee of the Trust, own securities issued by SEI.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Principal Underwriter

SEI Investments Distribution Company ("SIDCO") serves as the principal underwriter of the Funds. The principal executive office of SIDCO is located at One Freedom Valley Drive, Oaks, PA 19456.

Administrator and Transfer Agent

SEI Investments Global Funds Services (the "Administrator") serves as the administrator and transfer agent for the Funds. The principal executive office of the Administrator is located at One Freedom Valley Drive, Oaks, PA 19456. For each Fund, the following table shows for the fiscal year ended January 31, 2009 (i) the total dollar amount of the fees payable to the Administrator under its agreement with the Trust; (ii) the dollar amount of the fees waived by the Administrator; and (iii) the actual dollar amount of fees paid to the Administrator. The

Administrator will continue to provide administrative and transfer agent services if the Amended Agreement is approved by shareholders.

Fund Name	Total Fees Payable to the Administrator (000)	Fees Waived by the Administrator (000)	Actual Fees Paid to the Administrator (000)
Money Market Fund	$2,778	$1,621	$1,157
Government Fund	$4,335	$1,432	$2,903
Government II Fund	$3,151	$509	$2,642
Treasury Fund	$3,394	$1,534	$1,860
Treasury II Fund	$2,047	$765	$1,282
Prime Obligation Fund	$9,821	$1,612	$8,209

VOTING INFORMATION

Required Vote

Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of each Fund, which means, with respect to each Fund, the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. With respect to each Fund, all shareholders of the Fund will vote together on the Proposal as a single class.

If the shareholders of a Fund do not approve the Proposal, the Current Agreement would remain in place, including the current management fee rate, and, as a result, SIMC may not be able to retain and/or attract qualified sub-advisers to manage the Funds' assets. This could negatively affect investment returns, or increase investment risk, to the detriment of shareholders of the Funds. If the Proposal is not approved, the Board will take such further action as it deems to be in the best interests of the Funds' shareholders, which may include the liquidation of one or more of the Funds.

Quorum

In order to act upon the Proposal, a quorum is required to be present at the Meeting. The presence of a majority of the shares of a Fund entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for the Fund.

Abstentions and "broker non-votes" (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. However, abstentions and "broker non-votes" will have the same effect as a vote "against" the Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of investment advisory agreements). It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposal. The absence of instructions from the beneficial owner will result in a "broker non-vote" with respect to the Proposal.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If a quorum is present at the Meeting, any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The Funds will bear the costs of any additional solicitation and any adjourned sessions.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal, shares will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact SDIT at 1-800-DIAL-SEI.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trust at One Freedom Valley Drive, Oaks, PA 19456; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

OTHER INFORMATION

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, on behalf of the Funds. The Funds have retained Broadridge Financial Solutions, Inc. (the "Proxy Solicitor") to aid in the solicitation. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by each Fund on a pro-rata basis. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $50,000 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, SDIT, SIMC, the Administrator and SEI may participate in the solicitation of proxies.

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. SDIT estimates these costs to be approximately $200,000. The payment of such fees will be considered an extraordinary fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for such Fund.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless SDIT has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, SDIT will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-DIAL-SEI or forward a written request to SDIT, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

SDIT is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, SDIT is not required to, and does not, have annual meetings, except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting should send their written proposals to the Secretary of SDIT at One Freedom Valley Drive, Oaks, PA 19456 within a reasonable time before such meeting. Submission of a proposal does not necessarily mean that such proposal will be included in SDIT's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at One Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shares Outstanding

As of the Record Date, the net assets (rounded to the nearest dollar) and the approximate number of shares issued and outstanding (rounded to the nearest whole share) for each Fund were as follows:

Fund	Net Assets	Shares Outstanding
Money Market Fund	$575,944,504	576,020,640
Government Fund	$2,003,334,507	2,003,431,157
Government II Fund	$1,839,041,895	1,839,155,107
Treasury Fund	$1,002,403,100	1,002,496,148
Treasury II Fund	$804,547,466	804,706,393
Prime Obligation Fund	$3,480,803,984	3,480,942,454

Beneficial Ownership of Shares and Security Ownership of Management

Appendix C to this Proxy Statement contains information about the beneficial ownership by shareholders of five percent (5%) or more of any Fund's outstanding shares as of the Record Date.

Pursuant to the investment advisory agreement between the Trust, on behalf of each of the Funds, and SIMC, the Trust has delegated to SIMC the authority to vote proxies on the securities held in the Funds' portfolios. Accordingly, SIMC will have voting authority when shares of a Fund are held by another SEI Fund. The Trust has been advised by SIMC that any shares of a Fund over which SIMC has voting power will be voted in the same proportion as the vote of all other shareholders of such Fund. As of the Record Date, SIMC was believed to possess voting power with respect to 1,413,365,649 (40.6%) of the outstanding shares of the Prime Obligation Fund. This proportional voting may result in a small number of shareholders of the Prime Obligation Fund determining the vote on the Proposal for the Fund.

As of the Record Date, the Trustees and executive officers of the Trust, as a group, owned less than one percent (1%) of the outstanding shares of each Fund.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment(s) thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters unless such proxy contains specific restrictions to the contrary.

Annual Report to Shareholders

For a free copy of the Funds' most recent annual report, shareholders of the Funds may call 1-800-DIAL-SEI or write to the Funds at One Freedom Valley Drive, Oaks, PA 19456.

The Trustees, including the Independent Trustees, recommend that shareholders of each Fund approve the Proposal.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

SEI DAILY INCOME TRUST

AGREEMENT made this 17th day of March, 2003, by and between SEI Daily Income Trust, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios, each having its own investment policies; and

WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its portfolios, as listed on attached Schedule A, (each a "Fund" and, collectively, the "Funds"), and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.  Duties of the Adviser. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the U.S. Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust's administrator (the "Administrator") and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2.  Delivery of Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)  The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

(b)  By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

(c)  Prospectus(es) of the Fund(s).

3.  Other Covenants. The Adviser agrees that it:

(a)  will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

(b)  will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

4.  Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of a Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.  Excess Expenses. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year-end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6.  Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7.  Status of the Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8.  Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9.  Limitation of Liability of the Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state and Federal law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10.  Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Funds may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11.  Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

12.  Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.  Notice: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	SEI Investments Management Corporation 1 Freedom Valley Drive Oaks, PA 19456 Attn: Legal Department

To the Trust at:	SEI Daily Income Trust c/o SEI Investments 1 Freedom Valley Drive Oaks, PA 19456 Attn: Legal Department

14.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.  Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and  year first written above.

SEI Daily Income Trust	SEI Investments Management Corporation

By: /s/ Timothy D. Barto	By: /s/ Todd Cipperman

Attest: /s/ Jacqueline Bardyn	Attest: /s/ Jacqueline Bardyn

Form of Amended and Restated
Schedule A
to the Investment Advisory Agreement
between
SEI Daily Income Trust
and
SEI Investments Management Corporation
As of March 17, 2003, as amended
November 1, 2004 and _______ ______, 2009

Money Market Fund

Prime Obligation Fund

Government Fund

Government II Fund

Treasury Fund

Treasury II Fund

Ultra Short Bond Fund

Short-Duration Government Fund

Intermediate-Duration Government Fund

GNMA Fund

Agreed and Accepted:

SEI Investments Management Corporation	SEI Daily Income Trust

By:	By:

Name:	Name:

Title:	Title

Form of Amended and Restated Schedule B
to the Investment Advisory Agreement
between
SEI Daily Income Trust
and
SEI Investments Management Corporation
as of March 17, 2003,
as amended November 1, 2004 and ________ ______, 2009

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

0.07% on the assets of each of the following Funds managed by the Adviser:

Money Market Fund

Prime Obligation Fund

Government Fund

Government II Fund

Treasury Fund

Treasury II Fund

0.10% up to $500 million; 0.075% between $500 million and $1 billion; and 0.05% over $1 billion. The fee will be calculated based on the combined assets of the following Funds managed by the Adviser:

Short-Duration Government Fund

Intermediate-Duration Government Fund

GNMA Fund

0.10% up to $500 million; 0.075% between $500 million and $1 billion; and 0.05% over $1 billion. The fee will be calculated based on the assets of the following Fund managed by the Adviser:

Ultra Short Bond Fund

Agreed and Accepted:

SEI Investments Management Corporation	SEI Daily Income Trust

By:	By:

Name:	Name:

Title:	Title:

(THIS PAGE INTENTIONALLY LEFT BLANK)

APPENDIX B

EXPENSE LIMITATION AGREEMENT

May 1, 2007

SEI Daily Income Trust
One Freedom Valley Drive
Oaks, PA 19456

RE: Waiver of Fees and Reimbursement of Expenses

Ladies and Gentlemen:

This letter shall constitute an amendment to the agreement dated December 9, 2002 (the "Agreement") between SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) (the "Administrator") and SEI Daily Income Trust (the "Trust"). The Administrator, which acts as administrator to the portfolios of the Trust, agrees to waive its administration fees and/or to reimburse expenses of the Prime Obligation Fund, Government Fund, Government II Fund, Treasury Fund and Treasury II Fund of the Trust (each a "Fund" and, collectively, the "Funds") as necessary to keep total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Funds from exceeding the following annual rates:

•  Prime Obligation Fund — Class A Shares  0.20%

•  Prime Obligation Fund — Class B Shares  0.50%

•  Prime Obligation Fund — Class C Shares  0.70%

•  Government Fund — Class A Shares  0.25%

•  Government Fund — Class B Shares  0.55%

•  Government Fund — Class C Shares  0.75%

•  Government II Fund — Class A Shares  0.20%

•  Government II Fund — Class B Shares  0.50%

•  Government II Fund — Class C Shares  0.70%

•  Treasury Fund — Class A Shares  0.20%

•  Treasury Fund — Class B Shares  0.50%

•  Treasury Fund — Class C Shares  0.70%

•  Treasury II Fund — Class A Shares  0.20%

•  Treasury II Fund — Class B Shares  0.50%

•  Treasury II Fund — Class C Shares  0.70%

The Funds' expense caps are not expected to cover all expenses. For example, the expense caps do not cover investment-related expenses, such as brokerage commissions, interest, taxes and money market fund insurance, if any, nor do they cover extraordinary or non-routine expenses, such as shareholder meeting costs or litigation costs.

This Agreement shall remain in effect, with respect to a Fund, until January 31, 2003 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The Agreement may be amended or terminated only with the consent of the Board of Trustees of the Trust.

B-1

Please execute a copy of this letter in the place provided below as evidence of your written consent to the terms of this agreement:

SEI Investments Global Funds Services

By: /s/ Timothy D. Barto

Attested By: /s/ Julie P. Vossler

Accepted and Agreed:

SEI Daily Income Trust

By: /s/ Aaron C. Buser

Attested By: /s/ Julie P. Vossler

B-2

APPENDIX C

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

5% Shareholders. As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund's outstanding shares. The Funds believe that most of the shares referred to in the table below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Money Market Fund	A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	66,154,304.640	21.16%	Record

SDIT Money Market Fund	A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	52,187,123.750	16.69%	Record

SDIT Money Market Fund	A	SEI Corp. Attn: Eileen Bonaduce P.O. Box 1100 Oaks, PA 19456	44,606,817.750	14.27%	Record

SDIT Money Market Fund	A	SEI Private Trust Company c/o Evercore Attn: Mutual Fund Administrator One Freedom Valley Dr. Oaks, PA 19456	25,218,322.920	8.07%	Record

SDIT Money Market Fund	A	SEI Private Trust Company c/o Boston Private Attn: Mutual Funds One Freedom Valley Dr. Oaks, PA 19456	24,384,508.370	7.80%	Record

SDIT Money Market Fund	A	SEI Private Trust Company Mutual Funds Administrator One Freedom Valley Dr. Oaks, PA 19456	23,691,364.940	7.58%	Record

SDIT Money Market Fund	A	SEI Private Trust Company FBO 601 Banks Attn: Eileen Carlucci One Freedom Valley Dr. Oaks, PA 19456	22,712,101.200	7.27%	Record

SDIT Money Market Fund	A	Citizens Bank-MA Attn: Jennifer Costa 1 Citizens Dr. Riverside, RI 02915-3019	20,065,338.230	6.42%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Money Market Fund	B	SEI Private Trust Company c/o Boston Private Attn: Mutual Funds One Freedom Valley Dr. Oaks, PA 19456	58,938,050.110	51.78%	Record

SDIT Money Market Fund	B	SEI Private Trust Company Attn: Ian Weiss One Freedom Valley Dr. Oaks, PA 19456	34,405,338.990	30.23%	Record

SDIT Money Market Fund	C	Citizens Bank-MA Attn: Jennifer Costa 1 Citizens Dr. Riverside, RI 02915-3019	37,828,141.790	35.38%	Record

SDIT Money Market Fund	C	Citizens Bank Attn: Jennifer Costa 1 Citizens Dr. Riverside, RI 02915-3019	10,217,830.840	9.56%	Record

SDIT Money Market Fund	C	Sun National Bank Toni Hill — Cash Management Dept. 226 Landis Ave. Vineland, NJ 08360-8145	8,106,160.680	7.58%	Record

SDIT Money Market Fund	C	Ameriserv Trust & Financial Svc Co Attn: Sweep Desk PO Box 520 Johnstown, PA 15907-0520	5,857,097.680	5.48%	Record

SDIT Money Market Fund	C	Citizens Bank Attn: Jennifer Costa 1 Citizens Dr. Riverside, RI 02915-3019	5,624,677.520	5.26%	Record

SDIT Money Market Fund	Sweep	Sun National Bank Toni Hill — Cash Management Dept. 226 Landis Ave. Vineland, NJ 08360-8145	16,712,236.610	39.12%	Record

SDIT Money Market Fund	Sweep	Powell Valley National Bank Attn: Larry Presley PO Box 100 Jonesville, VA 24263-0100	7,063,491.660	16.53%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Money Market Fund	Sweep	Cameron State Bank PO Box 7980 Lake Charles, LA 70606-7980	4,686,693.210	10.97%	Record

SDIT Money Market Fund	Sweep	Tri County Bank Operations Center PO Box 909 Chico, CA 95927-0909	4,501,441.490	10.54%	Record

SDIT Money Market Fund	Sweep	First City Bank Attn: Donna Dodge PO Box 2977 Ft. Walton Beach, FL 32549	2,159,263.950	5.05%	Record

SDIT Prime Obligation Fund	A	Band and Co. Attn: Edward McIlveen PO Box 1787 Milwaukee, WI 53201-1787	1,286,186,686.980	44.41%	Record

SDIT Prime Obligation Fund	A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	390,185,839.070	13.47%	Record

SDIT Prime Obligation Fund	A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	257,645,048.450	8.90%	Record

SDIT Prime Obligation Fund	A	Whitelaw & Co. — Non Voyage Attn: Mutual Funds PO Box 94984 Cleveland, OH 44101-4984	166,840,472.780	5.76%	Record

SDIT Prime Obligation Fund	B	Mizuho Corporate Bank of California 350 S. Grand Ave., Ste. 1400 Los Angeles, CA 90071-3406	26,609,030.940	15.51%	Record

SDIT Prime Obligation Fund	B	SEI Private Trust Company c/o Brotherhood One Freedom Valley Dr. Oaks, PA 19456	21,110,797.600	12.31%	Record

SDIT Prime Obligation Fund	B	SEI Trust c/o Chevy Chase Trust One Freedom Valley Dr. Oaks, PA 19456	14,932,366.550	8.70%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Prime Obligation Fund	B	SEI Private Trust Company Attn: Jackie Esposito One Freedom Valley Dr. Oaks, PA 19456	13,934,913.300	8.12%	Record

SDIT Prime Obligation Fund	B	SEI Private Trust Company c/o Investment Trust Co. Att: Ethel Vick, Suite 730 3200 Cherry Creek South Dr. Denver, CO 80209-3244	13,846,154.190	8.07%	Record

SDIT Prime Obligation Fund	B	Penco c/o The Bank of Kentucky 111 Lookout Farm Dr. Crestview Hls, KY 41017	13,190,227.700	7.69%	Record

SDIT Prime Obligation Fund	B	Moody National Bank Trust Department Attn: Julie Bishop PO Box 1139 Galveston, TX 77553-1139	11,028,063.350	6.43%	Record

SDIT Prime Obligation Fund	B	SEI Private Trust Company Mutual Funds Administrator One Freedom Valley Dr. Oaks, PA 19456	8,950,811.730	5.22%	Record

SDIT Prime Obligation Fund	C	SEI Private Trust Company FBO Smith Barney Corporate Trust One Freedom Valley Dr. Oaks, PA 19456	160,436,460.280	47.71%	Record

SDIT Prime Obligation Fund	C	Sterling Bank Attn: Joe Klingen 15000 Northwest Freeway Houston, TX 77040-3299	99,674,103.690	29.64%	Record

SDIT Prime Obligation Fund	C	SWS Financial Services Inc. Attn: Kim Ramirez 1201 Elm St., Ste. 3500 Dallas, TX 75270-2108	23,728,404.000	7.06%	Record

SDIT Prime Obligation Fund	Sweep	SEI Private Trust Company FBO 601 Banks Attn: Eileen Carlucci One Freedom Valley Dr. Oaks, PA 19456	12,710,922.500	40.65%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Prime Obligation Fund	Sweep	Manufacturers Bank Customer Services Attn: Edwin Sarao 515 S. Figueora St., Fl. 4 Los Angeles, CA 90071-3301	5,004,528.660	16.01%	Record

SDIT Prime Obligation Fund	Sweep	La Porte Savings Bank 710 Indiana Ave. La Porte, IN 46350-3461	2,426,692.010	7.76%	Record

SDIT Prime Obligation Fund	Sweep	Siuslaw Valley Bank PO Box 280 Florence, OR 97439-0280	1,898,355.810	6.07%	Record

SDIT Prime Obligation Fund	H	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	45,593,853.620	100.00%	Record

SDIT Government Fund	A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	456,321,612.640	35.33%	Record

SDIT Government Fund	A	Westwood Trust Attn: Operations 200 Crescent Court, Ste. 1200 Dallas, TX 75201-1855	157,376,772.740	12.19%	Record

SDIT Government Fund	A	Band and Co. Attn: Edward McIlveen PO Box 1787 Milwaukee, WI 53201-1787	134,928,739.030	10.45%	Record

SDIT Government Fund	A	SEI Private Trust Company FBO 601 Banks Attn: Eileen Carlucci One Freedom Valley Dr. Oaks, PA 19456	84,581,120.840	6.55%	Record

SDIT Government Fund	A	SEI Trust c/o Chevy Chase Trust One Freedom Valley Dr. Oaks, PA 19456	79,353,592.990	6.14%	Record

SDIT Government Fund	A	Muir & Co. c/o Frost National Bank PO Box 2479 San Antonio, TX 78298	68,186,639.390	5.28%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Government Fund	B	SEI Trust c/o Chevy Chase Trust One Freedom Valley Dr. Oaks, PA 19456	441,875,113.270	81.50%	Record

SDIT Government Fund	C	Sterling Bank Attn: Joe Klingen 15000 Northwest Freeway Houston, TX 77040-3299	87,260,957.120	60.61%	Record

SDIT Government Fund	C	Continental Bank 620 W. Germantown Pike Ste. 370 Plymouth Meeting, PA 19462	27,977,113.100	19.43%	Record

SDIT Government Fund	C	SWS Financial Services Inc. Attn: Kim Ramirez 1201 Elm St., Ste. 3500 Dallas, TX 75270-2108	12,285,232.000	8.53%	Record

SDIT Government Fund	Sweep	SEI Private Trust Company FBO 601 Banks Attn: Eileen Carlucci One Freedom Valley Dr. Oaks, PA 19456	12,706,111.560	49.20%	Record

SDIT Government Fund	Sweep	The Bank of Fayetteville One South Block Fayetteville, AR 72701-6021	2,468,845.180	9.56%	Record

SDIT Government Fund	Sweep	Community Bank & Trust of Florida PO Box 1570 Ocala, FL 34478-1570	2,125,870.810	8.23%	Record

SDIT Government Fund	Sweep	The Business Bank 8399 Leesburg Pike Vienna, VA 22182-2402	1,895,260.950	7.34%	Record

SDIT Government Fund	Sweep	Chelsea State Bank 1010 S. Main St. Chelsea, MI 48118-1427	1,738,879.530	6.73%	Record

SDIT Government II Fund	A	Naidot & Co. c/o Bessemer Trust Company Attn: Peter Scully 630 Fifth Ave., 38th Floor New York, NY 10111-0100	705,758,948.210	44.73%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Government II Fund	A	United States Trust Company Attn: Rich Lynch PO Box 131 Boston, MA 02101	171,568,029.070	10.87%	Record

SDIT Government II Fund	A	SEI Private Trust Company Attn: Ian Weiss One Freedom Valley Dr. Oaks, PA 19456	136,209,215.160	8.63%	Record

SDIT Government II Fund	A	SEI Private Trust Company c/o Dorsey & Whitney National Bank Attn: Mutual Fund Administrator One Freedom Valley Dr. Oaks, PA 19456	126,377,900.240	8.01%	Record

SDIT Government II Fund	A	SEI Private Trust Company Mutual Funds Administrator One Freedom Valley Dr. Oaks, PA 19546	88,481,857.080	5.61%	Record

SDIT Government II Fund	A	Gilmac c/o Charter Trust 90 North Main St. Concord, NH 03301-4915	85,913,540.220	5.44%	Record

SDIT Government II Fund	B	SEI Trust c/o Chevy Chase Trust One Freedom Valley Dr. Oaks, PA 19456	88,945,143.130	38.60%	Record

SDIT Government II Fund	B	United States Trust Company Attn: Rich Lynch PO Box 131 Boston, MA 02101	41,015,937.910	17.80%	Record

SDIT Government II Fund	B	SEI Private Trust Company Attn: Jackie Esposito One Freedom Valley Dr. Oaks, PA 19456	26,282,116.650	11.40%	Record

SDIT Government II Fund	B	Ameriserv Trust & Financial Svc Co Attn: Sweep Desk PO Box 520 Johnstown, PA 15907-0520	18,942,531.140	8.22%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Government II Fund	B	SEI Private Trust Company c/o SEI Corporation PO Box 1100 Oaks, PA 19456-1100	14,844,845.890	6.44%	Record

SDIT Government II Fund	B	Gabco PO Box 1008 Jasper, IN 47547-1008	13,241,801.430	5.75%	Record

SDIT Government II Fund	B	SEI Private Trust Company c/o Dorsey & Whitney National Bank Attn: Mutual Fund Administrator One Freedom Valley Dr. Oaks, PA 19456	13,037,670.590	5.66%	Record

SDIT Government II Fund	C	SEI Private Trust Company Mutual Funds Administrator One Freedom Valley Dr. Oaks, PA 19546	26,644,638.330	86.48%	Record

SDIT Government II Fund	C	Empire State Bank NA FBO Clients 68 North Plank Rd. Newburgh, NY 12550-2109	2,050,594.050	6.66%	Record

SDIT Treasury Fund	A	American National Bank 3033 East First Ave. Denver, CO 80206-5617	138,386,542.930	27.74%	Record

SDIT Treasury Fund	A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	118,366,570.980	23.73%	Record

SDIT Treasury Fund	A	Moody National Bank Trust Department Attn: Julie Bishop PO Box 1139 Galveston, TX 77553-1139	72,293,461.440	14.49%	Record

SDIT Treasury Fund	A	SEI Private Trust Company FBO 601 Banks Attn: Eileen Carlucci One Freedom Valley Dr. Oaks, PA 19456	56,413,274.690	11.31%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Treasury Fund	A	SEI Private Trust Company Attn: Ian Weiss One Freedom Valley Dr. Oaks, PA 19456	44,149,776.660	8.85%	Record

SDIT Treasury Fund	A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	40,147,533.960	8.05%	Record

SDIT Treasury Fund	B	SEI Private Trust Company c/o Boston Private Attn: Mutual Funds One Freedom Valley Dr. Oaks, PA 19456	80,537,171.000	23.84%	Record

SDIT Treasury Fund	B	SEI Trust c/o Chevy Chase Trust One Freedom Valley Dr. Oaks, PA 19456	74,332,544.040	22.00%	Record

SDIT Treasury Fund	B	Citizens Bank Attn: Dru Deterding Financial Mgnt. 328 S. Saginaw St. Flint, MI 48502-1923	73,556,477.640	21.77%	Record

SDIT Treasury Fund	B	SEI Private Trust Company c/o SEI Corporation PO Box 1100 Oaks, PA 19456	23,696,042.320	7.01%	Record

SDIT Treasury Fund	B	SEI Private Trust Company c/o The Peoples Bank One Freedom Valley Dr. Oaks, PA 19456	18,869,605.710	5.59%	Record

SDIT Treasury Fund	C	Mizuho Corporate Bank of California 350 S. Grand Ave., Ste. 1400 Los Angeles, CA 90071-3406	8,198,214.060	18.55%	Record

SDIT Treasury Fund	C	First National Bank & Trust of Newtown 40 South State St. PO Box 158 Newtown, PA 18940-0158	3,858,186.650	8.73%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Treasury Fund	C	North Valley Bancorp. Attn: Courtney Cox 1327 South St. Redding, CA 96001-1911	3,486,994.730	7.89%	Record

SDIT Treasury Fund	C	Citizens Bank-MA Attn: Jennifer Costa 1 Citizens Dr. Riverside, RI 02915-3019	3,383,742.440	7.66%	Record

SDIT Treasury Fund	C	Citizens Bank Attn: Jennifer Costa 1 Citizens Dr. Riverside, RI 02915-3019	3,380,974.530	7.65%	Record

SDIT Treasury Fund	C	Fall River Five Cents Savings Bank Attn: William R. Eccles, Jr. 79 N. Main St. Fall River, MA 02720-2123	3,083,861.170	6.98%	Record

SDIT Treasury Fund	C	FBT Investments Attn: Electronic Banking 909 Poydras St., Ste. 100 New Orleans, LA 70112-4020	2,842,664.530	6.43%	Record

SDIT Treasury Fund	C	La Porte Savings Bank 710 Indiana Ave. La Porte, IN 46350-3461	2,590,283.570	5.86%	Record

SDIT Treasury Fund	C	St. Martin Bank & Trust Co. Attn: Gloria Major PO Box 199 St. Martinville, LA 70582-0199	2,395,785.830	5.42%	Record

SDIT Treasury Fund	Sweep	City National Bank As Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	86,653,774.010	71.27%	Record

SDIT Treasury Fund	Sweep	Citizens Bank Attn: Dru Deterding Financial Mgnt. 328 S. Saginaw St. Flint, MI 48502-1923	12,780,398.910	10.51%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Treasury Fund	Sweep	SWS Financial Services Inc. Attn: Kim Ramirez 1201 Elm St., Ste. 3500 Dallas, TX 75270-2108	10,907,623.000	8.97%	Record

SDIT Treasury II Fund	A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	174,916,716.490	29.62%	Record

SDIT Treasury II Fund	A	SEI Private Trust Company FBO 601 Banks Attn: Eileen Carlucci One Freedom Valley Dr. Oaks, PA 19456	117,528,492.940	19.90%	Record

SDIT Treasury II Fund	A	Muir & Co. c/o Frost National Bank Attn: Julia Warden PO Box 2950 San Antonio, TX 78299-2950	82,587,128.120	13.99%	Record

SDIT Treasury II Fund	A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	72,208,050.090	12.23%	Record

SDIT Treasury II Fund	A	Naidot & Co. c/o Bessemer Trust Company Attn: Peter Scully 630 Fifth Ave., 38th Floor New York, NY 10111-0100	33,306,035.000	5.64%	Record

SDIT Treasury II Fund	A	SEI Trust Company c/o CBWM Attn: Mutual Funds One Freedom Valley Dr. Oaks, PA 19456	29,673,090.110	5.03%	Record

SDIT Treasury II Fund	B	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	69,357,459.770	34.50%	Record

SDIT Treasury II Fund	B	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	59,447,580.850	29.57%	Record

SDIT Treasury II Fund	B	Muir & Co. c/o Frost National Bank PO Box 2479 San Antonio, TX 78298-2479	22,661,737.300	11.27%	Record

Fund	Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SDIT Treasury II Fund	B	SEI Private Trust Company Attn: Jackie Esposito One Freedom Valley Dr. Oaks, PA 19456	16,386,339.950	8.15%	Record

SDIT Treasury II Fund	C	First National Bank of Louisiana PO Box 81735 Lafayette, LA 70598-1735	3,768,223.460	28.57%	Record

SDIT Treasury II Fund	C	Provident Bank 400 Bella Blvd. Montebello, NY 10901	3,403,000.000	25.80%	Record

SDIT Treasury II Fund	C	Sun National Bank Toni Hill — Cash Management Dept. 226 Landis Ave. Vineland, NJ 08360-8145	3,360,431.590	25.48%	Record

SDIT Treasury II Fund	C	Brenham National Bank Attn: Operations Dept. PO Box 2568 Brenham, TX 77834-2568	1,118,436.260	8.48%	Record

PROXY CARD

SEI DAILY INCOME TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the on-line instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting is available at www.proxyvote.com.

D-1

SEI DAILY INCOME TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS – SEPTEMBER 11, 2009

[Fund Name Prints Here] (the “Fund”)

The undersigned shareholder of the Fund of SEI Daily Income Trust (“SDIT”), hereby appoints Timothy D. Barto, Esq. the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SDIT standing in the name of the undersigned at the close of business on June 29, 2009, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on September 11, 2009, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” the Proposal listed on the reverse side. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

To vote, mark box below in blue or black ink as follows:

With respect to the Fund, to approve an amendment to the investment advisory agreement between SIMC and the Trust, on behalf of the Fund, that would increase the management fee payable by the Fund to SIMC for its investment advisory services.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D-2